1 2Q21 SUPPLEMENTAL FINANCIAL PACKAGE GREENSIDE APARTMENTS

2 T A B L E O F C O N T E N T S Forward-Looking Statements Corporate Profile Highlights 2021 Outlook & Assumptions Summary Information Net Asset Value Component Data Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Debt Information Core Debt to Core EBITDA Capitalization & Financial Ratios Property Portfolio Development Pipeline Mezzanine Investments Acquisitions & Dispositions Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Lease Summary Office Lease Expirations Retail Lease Expirations COVID-19 Deferrals Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Reconciliation to Core EBITDA Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income 03 04 05 06 07 08 09 10 11 12 13 14 15 16 18 20 21 22 23 24 25 26 27 28 29 33 34 35 36

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 3, 2021, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 3, 2021. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Michael P. O’Hara, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Bank of America Merrill Lynch James Feldman/Elvis Rodriguez (646) 855-5808/(646) 855-1589 james.feldman@bofa.com/rodrigueze@bofa.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com

5 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $5.6 million, or $0.07 per diluted share, compared to $11.2 million, or $0.14 per diluted share, for the three months ended June 30, 2020. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $22.9 million, or $0.28 per diluted share, compared to $22.0 million, or $0.28 per diluted share, for the three months ended June 30, 2020. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $23.3 million, or $0.29 per diluted share, compared to $22.6 million, or $0.29 per diluted share, for the three months ended June 30, 2020. Second quarter Normalized FFO included $0.03 per diluted share attributable to the early repayment of the Solis Apartments at Interlock mezzanine loan that would have been recognized during the second half of 2021, which was included in prior guidance. • Raised 2021 full-year Normalized FFO guidance to $1.02 to $1.06 per diluted share from the Company's previous guidance range of $0.98 to $1.02 per diluted share because of higher forecast net operating income ("NOI") from the operating portfolio and acquisitions. • Stabilized operating property portfolio occupancy increased to 94.1% as of June 30, 2021. Office occupancy was 96.5%, retail occupancy was 94.7%, and multifamily occupancy was 92.2%. Within the multifamily segment, conventional apartment occupancy was 96.6% and student housing occupancy was 83.5%. • Positive releasing spreads on retail lease renewals during the second quarter of 8.0% on a GAAP basis and 6.9% on a cash basis. There were no office renewals during the second quarter. • Same Store NOI increased 0.7% on a GAAP basis and 13.5% on a cash basis compared to the quarter ended June 30, 2020. Highlights include: • Multifamily Same Store NOI increased 6.6% on a GAAP basis and 1.7% on a cash basis compared to the quarter ended June 30, 2020; excluding student housing, multifamily Same Store NOI increased 14.9% on a GAAP basis and 12.3% on a cash basis. • Retail Same Store NOI increased 24.6% on a cash basis compared to the quarter ended June 30, 2020 due to tenants returning to their pre-COVID rent schedules. • Leased 80,000 square feet of commercial office and retail space since the Company’s previous quarterly update, including leases with Transamerica and RBC at Wills Wharf in Harbor Point Baltimore. • Increased second quarter cash dividend of $0.16 per common share, resulting in a 45.5% cumulative increase year-to-date. • Announced the pending off-market acquisition of Greenbrier Square, a Kroger-anchored retail center in Chesapeake, Virginia. In July, completed the off-market acquisition of Overlook Village, a 150,000 square foot retail center in Asheville, North Carolina anchored by T.J. Maxx | Homegoods and Ross.

6 2021 OUTLOOK & ASSUMPTIONS OUTLOOK LOW HIGH TOTAL NOI $122.0M $123.0M CONSTRUCTION SEGMENT GROSS PROFIT $3.7M $4.2M G&A EXPENSES $14.5M $14.8M MEZZANINE INTEREST INCOME $17.8M $18.2M INTEREST EXPENSE(1) $33.2M $33.8M NORMALIZED FFO PER DILUTED SHARE $1.02 $1.06 • Acquisition of two retail centers, Overlook Village and Greenbrier Square, in the third quarter • Interest expense based on Forward LIBOR Curve, which forecasts rates ending the year at 0.19% • Opportunistic sale of common stock through the ATM program, resulting in a full year weighted average share count of 82M GUIDANCE ASSUMPTIONS (1) Includes the interest expense on finance leases.

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE DATA

ARMADA HOFFLER PROPERTIES

	Three months ended			
OPERATIONAL METRICS	**6/30/2021**	**3/31/2021**	**12/31/2020**	**9/30/2020**
Net income attributable to common stockholders and OP unitholders	$5,568	$3,122	$1,851	$8,651
Net income per diluted share attributable to common stockholders and OP unitholders	**$0.07**	**$0.04**	**$0.02**	**$0.11**
Normalized FFO attributable to common stockholders and OP unitholders	23,320	20,575	19,900	19,039
Normalized FFO per diluted share attributable to common stockholders and OP unitholders	**$0.29**	**$0.26**	**$0.25**	**$0.24**
Annualized dividend yield	4.82%	4.78%	3.92%	4.75%
Core debt / Annualized core EBITDA	6.7x	7.0x	6.6x	5.8x
Fixed charge coverage ratio	2.4x	2.4x	2.3x	2.4x
CAPITALIZATION				
Common shares outstanding	60,992	59,894	59,073	57,934
Operating Partnership units outstanding	20,853	20,853	20,865	20,523
Common shares and Operating Partnership units outstanding	81,845	80,747	79,938	78,457
Market price per common share	$13.29	$12.54	$11.22	$9.26
Common equity capitalization	1,087,720	1,012,568	896,904	726,512
Preferred equity capitalization	171,085	171,085	171,085	171,075
Total equity capitalization	$1,258,805	$1,183,653	$1,067,989	$897,587
Total debt[1]	963,885	975,099	962,812	885,359
Total capitalization	2,222,690	2,158,752	2,030,801	1,782,946
Less: cash	(53,242)	(34,588)	(50,430)	(79,224)
Total enterprise value	$2,169,448	$2,124,164	$1,980,371	$1,703,722
STABILIZED PORTFOLIO OCCUPANCY				
Retail [2]	94.7%	93.9%	94.7% [5]	94.2% [5]
Office [2]	96.5%	97.2%	97.0%	96.7%
Multifamily [3]	92.2% [4]	92.2% [4]	92.5%	95.9%
Weighted Average [6]	94.1%	94.0%	94.4%	95.4%
PORTFOLIO METRICS (INCLUDING NON-STABILIZED)				
Net Operating Income (NOI)	$30,621	$29,603	$28,785	$24,653
Total Number of Properties	57	57	57	55
Total Rentable Square Feet (RSF)	5,337,669	5,337,657	5,323,441	5,323,442
Retail Portfolio				
Net Operating Income	$14,011	$13,392	$13,500	$11,243
Number of Properties	37	37	37	37
Net Rentable Square Feet	3,709,490	3,709,478	3,690,375	3,690,376
Office Portfolio				
Net Operating Income	$7,405	$7,402	$7,073	$7,039
Number of Properties	8	8	8	8
Net Rentable Square Feet	1,628,179	1,628,179	1,633,066	1,633,066
Multifamily Portfolio				
Net Operating Income	$9,205	$8,809	$8,212	$6,371
Number of Properties	12	12	12	10
Units	2,344	2,344	2,344	1,754
Beds	1,183	1,183	1,183	1,183

(1) Excludes GAAP adjustments.
(2) Office and retail occupancy based on leased square feet as a % of respective total.
(3) Multifamily and student housing occupancy based on occupied units/beds as a % of total.
(4) In 2Q21 conventional multifamily and student housing occupancy was 96.6% and 83.5%, respectively. In the prior quarter multifamily occupancy was 95.8% and student housing 85.0%.
(5) Regal leases which were terminated in October 2020 have been re-signed and included in occupancy for both quarters. Regal at Columbus Village II was re-signed after December 31, 2020.
(6) Total occupancy weighted by annualized base rent.

7

NET ASSET VALUE COMPONENT DATA

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]

	Three months ended 6/30/2021			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[2]	$7,240	$13,403	$9,177	$29,820
Unstabilized Properties NOI	(399)	-	-	(399)
Signed Leases Not Yet Occupied or In Free Rent Period	85	990	56	1,131
Net Deferrals and Recoveries	69	(415)	(13)	(359)
Stable Portfolio NOI	$6,995	$13,978	$9,220	$30,193
Intra-Quarter Transactions				
Net Acquisitons	-	-	-	-
Net Dispositions	-	-	-	-
Total	-	-	-	-
Annualized	$27,980	$55,912	$36,880	$120,772

Non-Stabilized Portfolio

	As of 6/30/2021
Projects Under Development at Cost	$45,000
Projects Delivered Not Stabilized at Cost	110,000
Projects Under Predevelopment or On Hold	10,000
Unconsolidated Joint Ventures	7,000
Total Non-Stabilized Portfolio	$172,000

Management's Estimate of Land Value and Vacancy Opportunities

	Size	Estimated Value[6]
Harrisonburg MF Development Opportunity	228 units	$20,000-30,000/unit

	Size	Net Rent PSF
Vacant Space at Lease	55,000	$18.50/sf

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$5,465

Non-Property Assets[4]

	As of 6/30/2021
Cash and Retricted Cash	$53,242
Accounts Receivable	30,227
Notes Receivable, Including Mezzanine Investments[5]	112,724
Construction receivables, including retentions[5]	14,006
Acquired lease intangible assets, net	55,807
Other Assets	40,443
Total Non-Property Assets	$306,449

Liabilities[4]

	As of 6/30/2021
Mortgages and Notes Payable[5]	$963,885
Accounts Payable and Accrued Liabilities	20,395
Construction Payables, Including Retentions	18,470
Other Liabilities	60,012
Total Liabilities	$1,062,762

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 6/30/2021
Total common shares outstanding	60,992
Total OP units outstanding	20,853
Total Common Shares & OP Units Outstanding	81,845

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 6/30/2021.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.
(6) Management's assessment of comparable multifamily assets in the applicable market.

8

9 SUMMARY BALANCE SHEET $ IN THOUSANDS 6/30/2021 12/31/2020 Assets (Unaudited) Real estate investments: Income producing property $1,756,836 $1,680,943 Held for development 11,294 13,607 Construction in progress 37,167 63,367 Accumulated depreciation (278,010) (253,965) Net real estate investments 1,527,287 1,503,952 Real estate investments held for sale - 1,165 Cash and cash equivalents 43,493 40,998 Restricted cash 9,749 9,432 Accounts receivable, net 30,227 28,259 Notes receivable, net 112,446 135,432 Construction receivables, including retentions, net 13,823 38,735 Construction contract costs and estimated earnings in excess of bil l ings 85 138 Equity method investments 6,999 1,078 Operating lease right-of-use assets 32,640 32,760 Finance lease right-of-use assets 47,544 23,544 Acquired lease intangible assets 55,807 58,154 Other assets 40,358 43,324 Total Assets $1,920,458 $1,916,971 Liabilities and Equity Indebtedness, net $964,396 $963,845 Accounts payable and accrued liabilities 20,395 23,900 Construction payables, including retentions 18,470 49,821 Bil l ings in excess of costs and estimated earnings 4,137 6,088 Operating lease liabilities 41,719 41,659 Finance lease liabilities 45,997 17,954 Other l iabilities 57,725 56,902 Total Liabilities 1,152,839 1,160,169 Total Equity 767,619 756,802 Total Liabilities and Equity $1,920,458 $1,916,971 As of

10 SUMMARY INCOME STATEMENT IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended Six months ended 6/30/2021 6/30/2020 6/30/2021 6/30/2020 Revenues (Unaudited) Rental revenues $47,378 $39,915 $93,119 $82,204 General contracting and real estate services revenues 18,408 57,398 53,971 104,666 Total Revenues 65,786 97,313 147,090 186,870 Expenses     Rental expenses 11,292 8,309 22,124 17,684 Real estate taxes 5,465 4,233 10,771 8,566 General contracting and real estate services expenses 18,131 55,342 52,406 100,892 Depreciation and amortization 17,285 13,777 35,351 28,056 Amortization of right-of-use assets - finance leases 278 146 467 293 General and administrative expenses 3,487 2,988 7,508 6,781 Acquisition, development and other pursuit costs 32 502 103 529 Impairment charges 83 - 3,122 158 Total Expenses 56,053 85,297 131,852 162,959 Gain on real estate dispositions - 2,776 3,717 2,776 Operating Income 9,733 14,792 18,955 26,687 Interest income 6,746 4,412 10,862 11,638 Interest expense (8,418) (7,227) (16,393) (15,415) Change in fair value of derivatives and other 314 (6) 707 (1,742) Unrealized credit loss release (provision) (388) 117 (333) (260) Other income (expense), net 7 286 186 344 Income before taxes 7,994 12,374 13,984 21,252 Income tax benefit 461 (65) 480 192 Net Income $8,455 $12,309 $14,464 $21,444 Net income attributable to noncontrolling interest in investment entities - 44 - 136 Preferred stock dividends (2,887) (1,175) (5,774) (2,242) Net income attributable to AHH and OP unitholders $5,568 $11,178 $8,690 $19,338 Net income per diluted share and unit attributable to AHH and OP unitholders $0.07 $0.14 $0.11 $0.25 Weighted Average Shares & OP Units - Diluted 81,262 77,941 80,771 77,806

FFO, NORMALIZED FFO & AFFO[1]

IN THOUSANDS, EXCEPT PER SHARE DATA

ARMADA HOFFLER PROPERTIES

	Three months ended (Unaudited)				Six months ended (Unaudited)	
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2021	6/30/2020
Funds From Operations						
Net income attributable to AHH and OP unitholders	**$5,568**	**$3,122**	**$1,851**	**$8,651**	**$8,690**	**$19,338**
Net Income per diluted share	$0.07	$0.04	$0.02	$0.11	$0.11	$0.25
Depreciation and amortization	17,285	18,066	17,678 (2)	14,131 (2)	35,351	27,736 (2)
Gains on dispositions of operating real estate	-	(3,464) (3)	-	(3,612)	(3,464) (3)	(2,776)
Impairment of real estate assets	-	3,039 (4)	-	-	3,039 (4)	-
FFO	**$22,853**	**$20,763**	**$19,529**	**$19,170**	**$43,616**	**$44,298**
FFO per diluted share	$0.28	$0.26	$0.25	$0.24	$0.54	$0.57
Normalized FFO						
Acquisition, development & other pursuit costs	32	71	29	26	103	529
Non cash GAAP Adjustments	749	134	636	161	883	711
Change in fair value of derivatives and other	(314)	(393)	(294)	(318)	(707)	1,742
Normalized FFO	**$23,320**	**$20,575**	**$19,900**	**$19,039**	**$43,895**	**$47,280**
Normalized FFO per diluted share	$0.29	$0.26	$0.25	$0.24	$0.54	$0.61
Adjusted FFO						
Non-cash stock compensation	423	1,017	471	456	1,440	1,451
Acquisition, development & other pursuit costs	(32)	(71)	(29)	(26)	(103)	(529)
Tenant improvements, leasing commissions, lease incentives (5)	(1,537)	(1,264)	(1,924)	(2,770)	(2,801)	(2,046)
Property related capital expenditures	(2,054)	(1,224)	(2,500)	(1,373)	(3,278)	(3,330)
Adjustment for mezz loan modification and exit fees	(493)	(493)	(493)	(614)	(986)	(2,688)
Non-cash interest expense (6)	1,332	988	934	874	2,320	1,311
Cash ground rent payment - finance lease	(624)	(415)	(291)	(291)	(1,039)	(457)
GAAP Adjustments	(1,286)	(1,707)	(1,940)	(684)	(2,993)	(7,279)
AFFO	**$19,049**	**$17,406**	**$14,128**	**$14,611**	**$36,455**	**$33,713**
AFFO per diluted share	$0.23	$0.22	$0.18	$0.19	$0.45	$0.43
Weighted Average Common Shares Outstanding	60,409	59,422	58,304	57,923	59,918	56,533
Weighted Average Operating Partnership Units Outstanding	20,853	20,854	20,867	20,520	20,853	21,273
Total Weighted Average Common Shares and OP Units Outstanding	81,262	80,276	79,171	78,443	80,771	77,806

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain on the sale of easement rights at a non-operating parcel of $0.3M.
(4) Related to Socastee Commons.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

11

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate	Effective Rate as of 6/30/2021	Maturity Date	Debt Maturities & Principal Payments 2021	2022	2023	2024	2025	Thereafter	Outstanding as of 6/30/2021
Secured Notes Payable - Core Debt										
Red Mill West	4.23%	4.23%	Jun-2022	$235	$10,386					$10,621
Thames Street Wharf	L+1.30%	1.81% (1)	Jun-2022	-	70,000					70,000
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	209	9,707					9,916
1405 Point	L+2.25%	2.35%	Jan-2023	362	754	51,532				52,648
Socastee Commons	4.57%	4.57%	Jan-2023	58	120	4,223				4,401
Nexton Square	L+2.25%	2.50% (2)	Feb-2023	-	-	20,107				20,107
249 Central Park Retail	L+1.60%	3.85% (1)	Aug-2023	126	260	16,092				16,478
Fountain Plaza Retail	L+1.60%	3.85% (1)	Aug-2023	76	156	9,684				9,916
South Retail	L+1.60%	3.85% (1)	Aug-2023	55	114	7,066				7,235
Hoffler Place	L+2.60%	3.00% (2)	Jan-2024	-	-	257	18,143			18,400
Summit Place	L+2.60%	3.00% (2)	Jan-2024	-	-	311	22,789			23,100
One City Center	L+1.85%	1.95%	Apr-2024	319	659	691	22,734			24,403
Southgate Square	L+2.25%	3.00% (2)	Apr-2024	355	728	750	17,550			19,383
Red Mill Central	4.80%	4.80%	Jun-2024	87	175	175	1,838			2,275
Premier Apartments	L+1.55%	1.65%	Oct-2024	105	221	234	16,053			16,613
Premier Retail	L+1.55%	1.65%	Oct-2024	52	109	115	7,906			8,182
Red Mill South	3.57%	3.57%	May-2025	159	327	338	351	4,502		5,677
Brooks Crossing Office	L+1.60%	1.70%	Jul-2025	253	514	523	531	13,321		15,142
Market at Mill Creek	L+1.55%	1.65%	Jul-2025	324	647	647	647	11,201		13,466
Johns Hopkins Village	L+1.25%	4.19% (1)	Aug-2025	496	1,031	1,075	1,116	46,649		50,367
North Point Center Note 2	7.25%	7.25%	Sep-2025	71	151	162	174	1,468		2,026
Encore Apartments	2.93%	2.93%	Feb-2026	264	540	556	573	590	22,265	24,788
4525 Main Street	2.93%	2.93%	Feb-2026	338	693	714	735	757	28,577	31,814
Delray Beach Plaza	L+3.00%	3.10%	Mar-2026	289	579	579	579	577	11,726	14,329
Lexington Square	4.50%	4.50%	Sep-2028	135	280	293	306	320	12,973	14,307
Red Mill North	4.73%	4.73%	Dec-2028	53	110	116	121	127	3,715	4,242
Greenside Apartments	3.17%	3.17%	Dec-2029	357	735	759	780	808	29,516	32,955
The Residences at Annapolis Junction	SOFR+2.66%	2.71%	Nov-2030	-	-	147	1,753	1,809	80,666	84,375
Smith's Landing	4.05%	4.05%	Jun-2035	444	917	956	994	1,037	12,547	16,895
Liberty Apartments	5.66%	5.66%	Nov-2043	154	322	341	361	382	12,167	13,727
Edison Apartments	5.30%	5.30%	Dec-2044	175	364	384	405	427	14,346	16,101
The Cosmopolitan	3.35%	3.35%	Jul-2051	413	847	876	906	937	38,524	42,503
Total - Secured Core Debt				5,964	101,446	119,703	117,345	84,912	267,022	696,392
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	2.35%	Jun-2023	-	-	61,235				61,235
Chronicle Mill	L+3.00%	3.25% (2)	May-2024							
Gainesville Apartments	L+3.00%	3.75% (2)	Aug-2024	-	-	-	1,258			1,258
Total - Development Pipeline				-	-	61,235	1,258	-	-	62,493
Total Secured Notes Payable				5,964	101,446	180,938	118,603	84,912	267,022	758,885
Unsecured Core Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	1.70%	Jan-2024							-
Senior Unsecured Term Loan	L+1.25%-1.80%	1.65%	Jan-2025	-	-	-	-	19,500		19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	2.05% - 4.57% (1)	Jan-2025	-	-	-	-	185,500		185,500
Total - Unsecured Core Debt				-	-	-	-	205,000	-	205,000
Total Notes Payable excluding GAAP Adjustments				**$5,964**	**$101,446**	**$180,938**	**$118,603**	**$289,912**	**$267,022**	**$963,885**
GAAP Adjustments										511
Total Notes Payable										**$964,396**

(1) Includes debt subject to interest rate swap locks.
(2) Subject to a LIBOR rate floor.

12

13 DEBT INFORMATION Interest Rates(4) (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Subject to LIBOR rate as of 6/30/21. $ IN THOUSANDS Debt Maturities 2.5% 2.7% 2.6% 3.2% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2021 2022 2023 2024 2025 Thereafter⁽¹⁾ Debt Maturing Weighted Average Interest Rate Interest Rate Cap Agreements At or Below 0.50% Effective Date Maturity Date Strike Rate Notional  Amount July 2020 July 2023 0.50% $100,000 February 2021 February 2023 0.50% 100,000 May 2021 May 2023 0.50% 35,100 May 2021 May 2023 0.50% 50,000 June 2021 July 2023 0.50% 100,000 Total Interest Rate Caps 385,100 Fixed-rate Debt(2)(3) $571,744 Fixed-rate and Hedged Debt $956,844 Total Debt(3) $963,885 % of Total Debt(3) 99.3% Total Debt Composition Weighted Average(4) % of Debt Interest Rate Maturity Variable vs. Fixed-rate Debt Variable-rate Debt(1) 40.7% 2.4% 4.0 Yrs Fixed-rate Debt(2)(3) 59.3% 3.4% 6.9 Yrs Fixed-rate and Hedged Debt(2)(3) 99.3% Secured vs. Unsecured Debt Unsecured Debt 21.3% 3.1% 3.6 Yrs Secured Debt 78.7% 3.0% 6.3 Yrs Total 3.0% 5.7 Yrs 2.4% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Variable-rate Debt Fixed-rate Debt 3.0% Weighted Average

CORE DEBT TO CORE EBITDA

$ IN THE THOUSANDS
SEE APPENDIX FOR CALCULATIONS AND RECONCILIATION

ARMADA HOFFLER PROPERTIES

	Three months ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Net income attributable to common stockholders and OP unitholders	$5,568	$3,122	$1,851	$8,651	$11,178
Adjusted EBITDA(1)(2)(4)(5)	$31,918	$31,922	$30,603	$30,045	$31,178
Other adjustments:					
Development/Redevelopment	(819)	(1,060)	(880)	(2,225)	(1,085)
(Less) Acquisitions/Dispositions completed intra-quarter	-	(447)	(961)	(155)	(1,351)
Core EBITDA(4)	$31,099	$30,415	$28,762	$27,665	$28,742
Annualized Core EBITDA	$126,756 (6)	$121,915 (7)	$115,046	$110,658	$114,968
Total debt(3)	$963,885	$975,099	$962,812	$885,359	$956,726
Adjustments to debt:					
(Less) Development/Redevelopment	(62,493)	(69,039)	(67,285)	(143,560)	(137,508)
(Less) Net Acquisitions completed intra-quarter	-	(14,473)	(84,375)	(22,909)	-
(Less) Cash & restricted cash	(53,242)	(34,588)	(50,430)	(79,224)	(75,111)
Core Debt(4)	$848,150	$856,999	$760,722	$639,666	$744,107
Core Debt/Annualized Core EBITDA	**6.7x**	**7.0x**	**6.6x**	**5.8x**	**6.5x**

(1) See reconciliation in appendix.
(2) Excludes non-recurring items.
(3) Excludes GAAP adjustments.
(4) See definition in appendix.
(5) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(6) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(7) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

14

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS AS OF JUNE 30, 2021

Debt	% of Total	Principal Balance
Unsecured credit facility	0%	$0
Unsecured term loans	21%	205,000
Mortgages payable	79%	758,885
Total debt		$963,885

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	74.52%	60,992	$13.29	$810,584
Operating Partnership Units	25.48%	20,853	$13.29	277,136
Equity market capitalization		81,845		$1,087,720
Total capitalization				$2,222,690

Financial Ratios	
Debt Service Coverage Ratio[1]	3.0x
Fixed Charge Coverage Ratio[2]	2.4x
Net Debt to Adjusted EBITDA	7.0x
Core Debt to Core EBITDA	6.7x
Core Debt + Preferred Equity to Core EBITDA	8.0x
Debt/Total Capitalization	43%

Liquidity	
Cash on hand	$53,242
Availability under credit facility	115,000
Availability under construction loans	81,806
	$250,048


Equity
57%
Debt
43%
13%
9%
34%
36%
8%
Equity
Preferred Equity
Common Stock
Common Units
Debt
Mortgages Payable
Unsecured Term Loans

Unencumbered Properties	
% of Total Properties	53%
% of Annualized Base Rent	31%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.

15

PROPERTY PORTFOLIO

AS OF JUNE 30, 2021

ARMADA HOFFLER PROPERTIES

Retail Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	97.9%	$2,432,473	$26.90
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	103,335	100.0%	1,492,772	14.45
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	96.9%	2,156,852	18.32
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	98.2%	1,348,249	11.94
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	66.3%	170,112	13.98
Columbus Village[6]	Barnes & Noble, CAVA, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	94.8%	1,798,894	30.44
Columbus Village II	BB&B, Regal	Virginia Beach, VA	✓	100%	1995/1996	92,061	96.7%	720,000	8.09
Commerce Street Retail	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	100.0%	894,764	46.67
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	100.0%	139,311	43.85
Delray Beach Plaza[6][9]	Whole Foods	Delray Beach, FL		-	2021	87,207	100.0%	2,975,592	34.12
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	75.3%	1,471,687	18.42
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	100.0%	1,008,015	28.03
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	92.6%	339,200	23.30
Hanbury Village[6]	Harris Teeter	Chesapeake, VA		100%	2006/2009	98,638	100.0%	1,982,025	20.09
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	100.0%	717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	98.3%	1,830,239	21.79
Market at Mill Creek [6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,319	97.7%	1,815,278	23.13
Marketplace at Hilltop[6][9]	Total Wine, Panera, Chick-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	96.4%	2,483,156	22.02
Nexton Square	Various Small Shops	Summerville, SC		-	2020	127,208	94.8%	3,140,898	26.04
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,954	97.7%	1,486,338	13.23
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	100.0%	3,902,667	7.89
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	100.0%	836,604	13.67
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	87.3%	673,164	20.40
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	80.7%	2,140,213	16.49
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	98.0%	1,247,061	17.14
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	38,715	82.0%	$1,022,764	32.21
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	89.7%	2,654,530	28.71
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	90.3%	6,258,816	18.55
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		100%	2015	76,650	100.0%	1,102,652	14.39
Socastee Commons	Various Small Shops	Myrtle Beach, SC		-	2000/2014	57,273	100.0%	655,145	11.44
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	95.1%	3,463,258	14.00
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	77.9%	867,559	28.90
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	100.0%	1,953,988	17.83
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	74.1%	630,811	21.12
Studio 56 Retail	Rocket Title	Virginia Beach, VA	✓	100%	2007	11,594	31.0%	92,654	25.78
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	100.0%	533,285	10.91
Wendover Village	T.J. Maxx, Petco, Beauty World	Greensboro, NC		100%	2004	176,997	99.3%	3,397,128	19.32
Stabilized Retail Total	**37 Properties**			**55%**		**3,709,490**	**94.7%**	**$61,836,004**	**$17.60**

16

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2021

ARMADA HOFFLER PROPERTIES

Office Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	99.4%	$6,972,878	$29.86
Armada Hoffler Tower[4][5]	AHH, Troutman Pepper, Williams Mullen	Virginia Beach, VA	✓	100%	2002	315,929	97.3%	9,050,986	29.44
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	100.0%	1,887,674	19.25
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,770	88.3%	2,917,031	25.64
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	89.3%	4,286,367	31.65
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	100.0%	7,443,476	28.26
Two Columbus	Hazen & Sawyer, Fidelity	Virginia Beach, VA	✓	100%	2009	108,459	95.4%	2,603,176	25.15
Stabilized Office Total	**7 Properties**			**41%**		**1,301,182**	**96.5%**	**$35,161,588**	**$28.02**

Office Properties- Non-Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
Wills Wharf[9]	Canopy by Hilton, Transamerica, RBC	Baltimore, MD		-	2020	326,997	59.6%	$5,520,157	$28.32
Non-Stabilized Office Total	**1 Property**								

Multifamily Properties- Stabilized		Location	Town Center	Unencumbered AQR	Year Built	Units/Beds	Occupancy[2]	AQR[7]	Monthly AQR per Occupied Unit/Bed	Monthly AQR per Occupied SF
1405 Point[8][9]		Baltimore, MD		-	2018	289	93.8%	$7,904,705	$2,431	$3.24
Encore Apartments		Virginia Beach, VA	✓	-	2014	286	98.3%	4,925,601	1,461	2.02
Edison Apartments[8]		Richmond, VA		-	2014	174	97.1%	2,672,536	1,318	2.13
Greenside Apartments		Charlotte, NC		-	2018	225	94.7%	4,211,333	1,648	2.23
Liberty Apartments[8]		Newport News, VA		-	2013	197	95.1%	2,962,016	1,318	1.79
Premier Apartments		Virginia Beach, VA	✓	-	2018	131	98.5%	2,597,253	1,678	2.72
Smith's Landing[9]		Blacksburg, VA		-	2009	284	96.8%	5,228,148	1,584	1.67
The Cosmopolitan[8]		Virginia Beach, VA	✓	-	2006	342	97.4%	8,029,484	2,009	2.07
The Residences at Annapolis Junction		Annapolis Junction, MD		-	2018	416	97.4%	9,814,520	2,019	2.24
Multifamily Total	**9 Properties**			-		**2,344**	**96.6%**	**48,345,596**	**1,780**	**2.20**
Hoffler Place[8][10]		Charleston, SC		-	2019	258	84.5%	3,179,202	1,215	3.89
Johns Hopkins Village[8][9][10]		Baltimore, MD		-	2016	568	77.1%	6,222,796	1,184	4.03
Summit Place[10]		Charleston, SC		-	2020	357	93.0%	3,657,529	918	2.57
Student Housing Total	**3 Properties**			-		**1,183**	**83.5%**	**13,059,527**	**1,102**	**3.45**
Total / Weighted Average Multifamily Portfolio						**3,527**	**92.2%**	**$61,405,123**	**$1,574**	**$2.38**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.
(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of June 30, 2021, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units/beds occupied as of June 30, 2021, divided by (b) total units/beds available, as of such date expressed as a percentage.
(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of June 30, 2021 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of June 30, 2021. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.
(5) Includes ABR pursuant to a rooftop lease.
(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases.
(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended June 30, 2021 by (b) 4.
(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place, Edison, and 1405 Point excludes approximately $0.3M, $0.8M, $1.2M, $0.1M, $0.3M and $0.4M, respectively, from ground floor retail leases.
(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended June 30, 2021 by the number of occupied beds.

17

DEVELOPMENT PIPELINE

$ IN THOUSANDS

Projects	Property Type	Estimated [1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Chronicle Mill Belmont, NC	Multifamily	238 units / 14,700 sf	-	1Q21	3Q22	2Q24	$55,000	$35,100	$11,000	85% [3]	
Harrisonburg Apartments Harrisonburg, VA	Multifamily	228 units	-	2Q22	3Q23	4Q24	49,000	TBD	-	100%	
Gainesville Apartments Gainesville, GA	Multifamily	223 units	-	3Q20	1Q22	3Q23	52,000	31,000	23,000	95% [3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	1Q22	4Q23	4Q24	104,000	TBD	11,000	100%	
				Total Projects Under Development			$260,000	$66,100	$45,000		
Delivered Not Stabilized											
Wills Wharf Baltimore, MD	Office	327,000 sf	70%	3Q18	2Q20	3Q22	$120,000	$76,000	$110,000	100%	Canopy by Hilton, Transamerica, RBC
Predevelopment											
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	-	TBD	TBD	TBD	TBD	TBD	$10,000	80% [3]	
Unconsolidated JV's											
T. Rowe Price Global HQ Baltimore, MD		see page 19 for details					$250,000	-	$7,000	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD		see page 19 for details					192,000	-	-	50%	
					Total Unconsolidated JV's		$442,000	-	$7,000		


GALAXY COFFEE
bistro
Gainesville Apts
Gainesville, GA

	Q2 2021	YTD
Capitalized Interest	$395	$810
Capitalized Overhead	$596	$1,026

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Majority interest in joint venture with preferred return.

18

19 T Rowe Price Global HQ Baltimore, MD 1 - Thames Street Wharf 2 - 1405 Point 3 - Wills Wharf 4 - T. Rowe Price Global HQ 5 - Parcel 4 Mixed Use 6 - Exelon Building Owned 100% by AHH JV with Beatty Development Group Built by AHH (not owned) 6 2 1 3 4 5 DEVELOPMENT PIPELINE(1) UNCONSOLIDATED JOINT-VENTURES- PREDEVELOPMENT: SUBJECT TO CHANGE $ IN THOUSANDS (1) All items are estimated based on predevelopment assumptions. Estimated Property Type Size Construction Start Initial Occupancy Stabilized Operation Project Cost AHH Ownership % AHH Equity Requirement AHH Investment To Date Total Construction Fees T. Rowe Price Global HQ-Baltimore, MD Office 450,000 sf 1Q22 1Q24 2Q24 $250,000 50% $30,000 $7,000 $4-5M Parcel 4 Mixed-Use-Baltimore, MD Mixed-Use/Garage 310 units / 1,300 parking spaces 4Q21 4Q23 TBD 192,000 50% 30,000 - 4M Total Joint-Ventures $442,000 $60,000 $7,000 $8-9M

20 MEZZANINE INVESTMENTS (1) Represents estimates that may change as the development process proceeds. (2) 100% preferred equity, with economic terms and accounting consistent with a mezzanine loan. The Interlock Atlanta, GA AS OF JUNE 30, 2021 $ IN THOUSANDS The Interlock Atlanta, GA Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance Mezzanine Interest QTD Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 78% 1Q21 4Q24 15% $90,057 $3,310 Solis Nexton(2) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% 11,716 261 Solis Apartments at Interlock-loan paid off during quarter (includes loan prepayment premium of $2.4M) 3,068 Total $101,773 $6,639 Mezzanine Interest Expense (424) Net Mezzanine Interest Income $6,215 Schedule(1)

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price[1]	Cash Cap Rate	Purchase Date	Anchor Tenants
2021						
Overlook Village	Asheville, NC	151,365	$28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020						
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	NA
2019		**757,577**	**208,783**	**7.5%**		
Thames Street Wharf	Baltimore, MD	263,426	101,000	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	9.2%	1Q19	Verizon
2018		**217,751**	**52,658**	**6.7%**		
2017		**35,895**	**14,300**	**7.7%**		
2016		**1,515,674**	**261,530**	**7.0%**		
2015		**409,386**	**95,380**	**7.1%**		
2014		**106,166**	**19,662**	**7.3%**		
Total/Weighted Average		**3,193,814 / 174 units**	**$706,363**	**7.2%**		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2021		**67,655**	**$8,400**	**7.7%**		
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		**645,600**	**97,300**	**7.8%**		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
2019						
Lightfoot Marketplace	Williamsburg, VA	124,715	30,275 [2]	5.8%	3Q19	Harris Teeter
2018		**6,047**	**4,400**	**5.4%**		
2017		**52,454**	**17,750**	**5.9%**		
2016		**481,866**	**97,350**	**10.5%**		
2015		**203,200 / 203 units**	**81,075**	**6.2%**		
2014		**31,000**	**8,900**	**6.3%**		
Total/Weighted Average		**1,612,537 / 203 units**	**$345,450**	**7.2%**		

(1) Contractual purchase price.
(2) Includes JV interest in the property.

21

22 CONSTRUCTION BUSINESS SUMMARY $ IN THOUSANDS Holly Springs Apartments Holly Springs, NC Gross Profit Summary 2Q21 Trailing 12 Months (Unaudited) Revenue $18,408 $166,451 Expense (18,131) (160,986) Gross Profit $277 $5,465 Highlighted Projects Location Total Contract Value Work in Place as of 6/30/2021 Backlog Estimated Date of Completion 27th Street Garage and Apartments Virginia Beach, VA $82,183 $76,645 $5,538 3Q 2021 Boulders Lakeview Apartments Richmond, VA 37,228 9 37,219 1Q 2023 Holly Springs Apartments Holly Springs, NC 34,739 30,032 4,707 4Q 2021 Subtotal $154,150 $106,686 $47,464 All Other Projects 273,798 251,043 22,755 Total $427,948 $357,729 $70,219

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER PROPERTIES

	Three months ended				Six months ended			
	6/30/2021	6/30/2020	$ Change	% Change	6/30/2021	6/30/2020	$ Change	% Change
Summary								
NOI:								
Office	$6,763	$6,556	$207	3.2%	$13,489	$13,228	$261	2.0%
Retail	12,150	12,552	(402)	-3.2%	24,049	25,361	(1,312)	-5.2%
Multifamily	5,781	5,423	358	6.6%	11,322	11,545	(223)	-1.9%
	$24,694	$24,531	$163	0.7%	$48,860	$50,134	($1,274)	-2.5%
NOI, Cash Basis:								
Office	$6,395	$6,009	$386	6.4%	$12,844	$12,245	$599	4.9%
Retail	12,040	9,664	2,376	24.6%	23,579	22,152	1,427	6.4%
Multifamily	5,531	5,438	93	1.7%	10,805	11,534	(729)	-6.3%
	$23,966	$21,111	$2,855	13.5%	$47,228	$45,931	$1,297	2.8%
Detail by Segment								
Office(1)								
Revenue	$10,290	$9,829	$461	4.7%	$20,500	$20,021	$479	2.4%
Rental Expenses(2)	2,233	2,139	94	4.4%	4,423	4,526	(103)	-2.3%
Real Estate Taxes	1,294	1,134	160	14.1%	2,588	2,267	321	14.2%
Net Operating Income	$6,763	$6,556	$207	3.2%	$13,489	$13,228	$261	2.0%
Retail(1)								
Revenue	$16,203	$16,232	($29)	-0.2%	$32,063	$33,042	($979)	-3.0%
Rental Expenses(2)	2,235	1,915	320	16.7%	4,409	4,139	270	6.5%
Real Estate Taxes	1,818	1,765	53	3.0%	3,605	3,542	63	1.8%
Net Operating Income	$12,150	$12,552	($402)	-3.2%	$24,049	$25,361	($1,312)	-5.2%
Multifamily(1)								
Revenue	$10,087	$9,114	$973	10.7%	$19,777	$19,131	$646	3.4%
Rental Expenses(2)	3,186	2,920	266	9.1%	6,215	6,008	207	3.4%
Real Estate Taxes	1,120	771	349	45.3%	2,240	1,578	662	42.0%
Net Operating Income	$5,781	$5,423	$358	6.6%	$11,322	$11,545	($223)	-1.9%
Same Store Net Operating Income (NOI)	$24,694	$24,531	$163	0.7%	$48,860	$50,134	($1,274)	-2.5%
GAAP Adjustments	(728)	(3,420)	2,692		(1,632)	(4,203)	2,571	
Same Store Portfolio NOI, Cash Basis(3)	$23,966	$21,111	$2,855	13.5%	$47,228	$45,931	$1,297	2.8%

(1) See appendix for Same Store vs. Non – Same Store Properties.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M and $0.5M for the 3 months ended 6/30/2021 & 6/30/2020, respectively.
(3) Excludes deferred rent collected of ($0.3M) and deferred rent of $2.7M for the three months ended 6/30/2021 & 6/30/2020, respectively.

23

TOP 10 TENANTS BY ABR[1]

$ IN THOUSANDS AS OF JUNE 30, 2021

ARMADA HOFFLER PROPERTIES

Office Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley[2]	1	2027	$ 5,703	16.2%	3.6%
Clark Nexsen	1	2029	2,692	7.7%	1.7%
WeWork	1	2034	2,065	5.9%	1.3%
Duke University	1	2029	1,618	4.6%	1.0%
Huntington Ingalls	1	2029	1,575	4.5%	1.0%
Mythics	1	2030	1,235	3.5%	0.8%
Johns Hopkins Medicine	1	2023	1,180	3.4%	0.7%
Pender & Coward	1	2030	950	2.7%	0.6%
Kimley-Horn	1	2027	912	2.6%	0.6%
Troutman Pepper Hamilton Sanders	1	2025	907	2.6%	0.6%
Top 10 Total			**$ 18,837**	**53.7%**	**11.9%**

Retail Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	5	2023 - 2035	$ 3,289	5.3%	2.1%
Lowes Foods	2	2037 ; 2039	1,976	3.2%	1.2%
PetSmart	5	2022 - 2025	1,461	2.4%	0.9%
Amazon/Whole Foods	1	2040	1,144	1.9%	0.7%
Apex Entertainment	1	2035	1,050	1.7%	0.7%
Bed Bath & Beyond	2	2025 - 2027	1,047	1.7%	0.7%
Burlington	2	2032 - 2033	946	1.5%	0.6%
Petco	4	2022 - 2030	913	1.5%	0.6%
Regal Cinemas	2	2021 - 2024	838	1.4%	0.5%
Total Wine & More	2	2024 - 2027	765	1.2%	0.5%
Top 10 Total			**$ 13,429**	**21.8%**	**8.5%**

(1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized.
(2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR.

24

LEASE SUMMARY

ARMADA HOFFLER PROPERTIES

OFFICE

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2021	-	-	-	-	$ -	$ -	-	$ -	$ -	-	-	$ -	$ -
Q1 2021	1	4,152	1	4,152	23.95	23.56	1.6%	24.00	25.46	-5.7%	2	27,960	6.73
Q4 2020	2	14,745	1	3,024	24.81	22.66	9.5%	24.00	25.35	-5.3%	4	206,383	14.00
Q3 2020	-	-	1	13,316	-	-	-	-	-	-	-	-	-
Office Renewal Total	**3**	**18,897**	**3**	**20,492**	**$24.62**	**$22.86**	**7.7%**	**$24.00**	**$25.38**	**-5.4%**	**3.90**	**$234,343**	**$12.40**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2021	1	1,700	$ 29.50	3	$ 12,583	$7.40
Q1 2021	1	1,455	23.50	2	4,871	3.35
Q4 2020	2	4,032	25.47	7	238,691	59.20
Q3 2020	2	8,984	24.98	7	525,540	58.50
New Office Total	**6**	**16,171**	**$25.44**	**5.89**	**$781,685**	**$48.34**

RETAIL

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2021	15	89,973	13	87,253	$18.12	$16.78	8.0%	$18.13	$16.95	6.9%	5	$208,544	$2.32
Q1 2021	8	21,317	9	22,717	23.78	22.22	7.0%	23.62	23.16	2.0%	4	117,685	5.52
Q4 2020	20	119,351	14	109,544	15.16	15.87	-4.5%	15.00	16.07	-6.7%	7	832,241	6.97
Q3 2020	16	138,355	7	32,336	16.92	16.33	3.6%	17.40	16.55	5.1%	5	98,170	0.71
Retail Renewal Total	**59**	**368,996**	**43**	**251,850**	**$17.04**	**$16.63**	**2.4%**	**$17.16**	**$16.88**	**1.7%**	**5.71**	**$1,256,640**	**$3.41**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2021	11	55,683	$16.05	9	$3,029,735	$54.41
Q1 2021	7	27,260	19.10	8	612,116	22.45
Q4 2020	10	71,888	16.13	9	1,505,862	20.95
Q3 2020	4	8,425	18.73	5	87,499	10.39
New Retail Total	**32**	**163,256**	**$16.73**	**8.70**	**$5,235,212**	**$32.07**

(1) Excludes leases from properties in development.

25

OFFICE LEASE EXPIRATIONS

AS OF JUNE 30, 2021

Year	Number of Leases Expiring	Square Footage of Leases Expiring[1]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[1]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	46,138	3.5%	$ -	-	$ -
M-T-M	4	1,623	0.1%	45,279	0.1%	27.90
2021	8	19,745	1.5%	533,452	1.5%	27.02
2022	11	48,532	3.7%	1,337,398	3.8%	27.56
2023	14	104,247	8.0%	2,844,686	8.1%	27.29
2024	12	142,077	10.9%	3,560,052	10.1%	25.06
2025	18	142,117	10.9%	4,288,920	12.2%	30.18
2026	9	46,540	3.6%	1,193,574	3.4%	25.65
2027	6	256,477	19.7%	7,524,531	21.4%	29.34
2028	9	79,761	6.1%	2,287,913	6.5%	28.68
2029	7	242,709	18.7%	6,343,321	18.0%	26.14
2030	6	107,801	8.3%	3,099,548	8.8%	28.75
2031	1	1,317	0.1%	37,535	0.1%	28.50
Thereafter	1	62,098	4.9%	2,065,379	6.0%	33.26
Total / Weighted Average	**106**	**1,301,182**	**100.0%**	**$35,161,588**	**100.0%**	**$ 28.02**

Upcoming Expirations Over 20,000 Square Feet Through Dec. 2023

Tenant	Property	Expiration Month	Square Footage Expiring[1]	Status
Day & Zimmerman	Armada Hoffler Tower	Apr-2022	23,267	In Negotiation
Johns Hopkins Medicine	Thames Street Wharf	Apr-2023	46,233	

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

26

RETAIL LEASE EXPIRATIONS

AS OF JUNE 30, 2021

Year	Number of Leases Expiring	Square Footage of Leases Expiring(1)	% Portfolio Net Rentable Square Feet	Annualized Base Rent(1)	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	196,693	5.3%	-	-	$ -
M-T-M	1	2,400	0.1%	54,816	0.1%	22.84
2021	25	147,847	4.0%	1,743,438	2.8%	11.79
2022	67	281,025	7.6%	4,702,587	7.6%	16.73
2023	65	425,630	11.5%	6,868,805	11.1%	16.14
2024	82	396,123	10.7%	7,689,993	12.4%	19.41
2025	85	604,754	16.3%	8,519,110	13.8%	14.09
2026	66	345,204	9.3%	6,784,524	11.0%	19.65
2027	28	198,627	5.4%	3,917,988	6.3%	19.73
2028	22	57,860	1.6%	1,517,049	2.5%	26.22
2029	24	104,871	2.8%	2,209,015	3.6%	21.06
2030	37	227,981	6.1%	5,050,952	8.2%	22.16
2031	27	197,967	5.3%	3,889,719	6.3%	19.65
Thereafter	25	522,508	14.0%	8,888,008	14.3%	17.01
Total / Weighted Average	**554**	**3,709,490**	**100.0%**	**$61,836,004**	**100.0%**	**$ 17.60**

Upcoming Expirations Over 20,000 Square Feet Through 2023

Tenant	Property	Expiration	Square Footage Expiring(1)	Status
BI-LO	Socastee Commons	Jun-2021	46,673	Terminated
Regal Cinemas	Columbus Village II	Dec-2021	51,545	In Negotiation
PetSmart	Broad Creek Shopping Center	Jan-2022	20,114	In Negotiation
PetSmart	Southgate Square	Jan-2022	25,950	In Negotiation
TJ Maxx	Red Mill Commons	Mar-2022	30,000	
Michaels	Red Mill Commons	Jul-2022	23,753	
Food Lion	Broad Creek Shopping Center	Aug-2022	33,000	
Home Depot	North Point Center	Jan-2023	120,000	
Golf Galaxy	Wendover Village	Jun-2023	24,946	
Harris Teeter	North Point Center	Aug-2023	57,590	
TJ Maxx	Wendover Village	Oct-2023	24,903	

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

27

28 $5,565 $1,183 $2,341 $340 $1,701 Total Deferral Agreements Collected Written Off Abated Outstanding Balance⁽¹⁾⁽²⁾ COVID-19 DEFERRALS(1) AS OF JUNE 30, 2021 $ IN THOUSANDS (1) Excludes 2 Regal Cinemas leases. (2) Deferrals expected to be collected in 2021 & 2022 are $762 and $421, respectively.

29 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

30 D E F I N I T I O N S FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark- to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

31 D E F I N I T I O N S ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one time adjustments including non-recurring bad debt and termination fees. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

32 D E F I N I T I O N S SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

SAME STORE VS. NON-SAME STORE

ARMADA HOFFLER PROPERTIES

	Three Months Ended 6/30/2021 to 2020		Six Months Ended 6/30/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment		X		X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)	X		X	
Columbus Village	X		X	
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Delray Beach Plaza		X		X
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek	X		X	
Marketplace at Hilltop	X		X	
Nexton Square		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons	X		X	
Sandbridge Commons	X		X	
Socastee Commons	X		X	

	Three Months Ended 6/30/2021 to 2020		Six Months Ended 6/30/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)	X		X	
One City Center	X		X	
One Columbus	X		X	
Thames Street Wharf	X		X	
Two Columbus	X		X	
Wills Wharf		X		X
Multifamily Properties				
1405 Point	X		X	
Edison Apartments		X		X
Encore Apartments	X		X	
Greenside Apartments	X		X	
Hoffler Place	X		X	
Johns Hopkins Village	X		X	
Liberty Apartments	X		X	
Premier Apartments	X		X	
Smith's Landing	X		X	
Summit Place		X		X
The Cosmopolitan		X		X
The Residences at Annapolis Junction		X		X

33

RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT[1]

ARMADA HOFFLER PROPERTIES

$ IN THOUSANDS

	Three months ended				
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Net income attributable to common stockholders and OP unitholders	$5,568	$3,122	$1,851	$8,651	$11,178
Excluding:					
Depreciation and amortization	17,285	18,066	17,678 [2]	14,131 [2]	13,644
Gain on real estate dispositions	-	(3,717)	-	(3,612)	(2,776)
Impairment of real estate assets	83	3,039	-	-	-
Income tax provision (benefit)	(461)	(19)	(63)	(28)	65
Interest expense [7]	8,418	7,975	8,044	7,478	7,132
Change in fair value of derivatives and other	(314)	(393)	(294)	(318)	6
Preferred dividends	2,887	2,887	2,887	2,220	1,175
Non-recurring bad debt	-	-	-	1,100 [4]	450
Mezzanine loan prepayment premium	(2,359)				
Unrealized credit loss provision (release)	388	(55)	29	(33)	(117)
Non-cash stock compensation	423	1,017	471	456	421
Adjusted EBITDA[3]	$31,918	$31,922	$30,603	$30,045	$31,178
Development/Redevelopment:					
Premier Retail	-	(221)	(202)	(223)	(207)
Wills Wharf	(819)	(839)	(678)	(633)	-
The Cosmopolitan Apartments	-	-	-	(981)	(878)
Summit Place	-	-	-	(388)	-
Total Development	(819)	(1,060)	(880)	(2,225)	(1,085)
Dispositions completed intra-quarter	-	(111)	-	(80)	(1,351)
Acquisitions completed intra-quarter	-	(336)	(961)	(75)	-
Core EBITDA	$31,099	$30,415	$28,762	$27,665	$28,742
Annualized Core EBITDA	$126,756 [8]	$121,915 [9]	$115,046	$110,658	$114,968
Total debt[6]	$963,885	$975,099	$962,812	$885,359	$956,726
(Less) Development/Redevelopment					
Premier Retail	-	(8,208)	(8,241)	(8,250)	(8,250)
Wills Wharf	(61,235)	(60,831)	(59,044)	(57,585)	(53,660)
Solis Gainesville	(1,258)	-	-	-	-
The Cosmopolitan Apartments	-	-	-	(43,110)	(43,309)
Summit Place	-	-	-	(34,615)	(32,289)
Total Development	(62,493)	(69,039)	(67,285)	(143,560)	(137,508)
(Less) Net Acquisitions completed intra-quarter	-	(14,473)	(84,375)	(22,909)	-
(Less) Cash & restricted cash	(53,242)	(34,588)	(50,430)	(79,224)	(75,111)
Core Debt	$848,150	$856,999	$760,722	$639,666	$744,107

(1) See definitions in appendix.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Bad debt resulting from Company's decision to terminate two defaulted Regal Cinemas leases.
(5) Adjusts bad debt to an annualized $3 million – Management's Estimates.
(6) Excludes GAAP Adjustments.
(7) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(8) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(9) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

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35 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) See appendix for the Same Store vs. Non-Same Store properties. (2) Includes expenses associated with the Company’s in-house asset management division. Three months ended 6/30 Six months ended 6/30 2021 2020 2021 2020 Office Same Store(1) Rental revenues $10,290 $9,829 $20,500 $20,021 Property expenses 3,527 3,273 7,011 6,793 NOI 6,763 6,556 13,489 13,228 Non-Same Store NOI (2) 642 419 1,318 247 Segment NOI $7,405 $6,975 $14,807 $13,475 Retail Same Store(1) Rental revenues $16,203 $16,232 $32,063 $33,042 Property expenses 4,053 3,680 8,014 7,681 NOI 12,150 12,552 24,049 25,361 Non-Same Store NOI (2) 1,861 1,697 3,354 4,113 Segment NOI $14,011 $14,249 $27,403 $29,474 Multifamily Same Store(1) Rental revenues $10,087 $9,114 $19,777 $19,131 Property expenses 4,306 3,691 8,455 7,586 NOI 5,781 5,423 11,322 11,545 Non-Same Store NOI (2) 3,424 726 6,692 1,460 Segment NOI $9,205 $6,149 $18,014 $13,005 Total Property Portfolio NOI $30,621 $27,373 $60,224 $55,954

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

Three months ended 6/30/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 11,756	$ 19,204	$ 16,418	$ 47,378	$ 18,408	$ 65,786
Segment expenses	4,351	5,193	7,213	16,757	18,131	34,888
Net operating income	$ 7,405	$ 14,011	$ 9,205	$ 30,621	$ 277	$ 30,898
Depreciation and amortization						(17,285)
General and administrative expenses						(3,487)
Acquisition, development and other pursuit costs						(32)
Impairment charges						(83)
Interest income						6,746
Interest expense						(8,418)
Unrealized credit loss provision						(388)
Amortization of right-of-use assets - finance leases						(278)
Change in fair value of derivatives and other						314
Other income						7
Income tax benefit						461
Net income						$ 8,455
Preferred stock dividends						(2,887)
Net income attributable to AHH and OP unitholders						$ 5,568

Six months ended 6/30/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 23,391	$ 37,459	$ 32,269	$ 93,119	$ 53,971	$ 147,090
Segment expenses	8,584	10,056	14,255	32,895	52,406	85,301
Net operating income	$ 14,807	$ 27,403	$ 18,014	$ 60,224	$ 1,565	$ 61,789
Depreciation and amortization						(35,351)
General and administrative expenses						(7,508)
Acquisition, development and other pursuit costs						(103)
Impairment charges						(3,122)
Gain on real estate dispositions						3,717
Interest income						10,862
Interest Expense						(16,393)
Unrealized credit loss provision						(333)
Amortization of right-of-use assets - finance leases						(467)
Change in fair value of derivatives and other						707
Other income						186
Income tax benefit						480
Net income						$ 14,464
Preferred stock dividends						(5,774)
Net income attributable to AHH and OP unitholders						$ 8,690

36